UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest
  event reported)                   September 10, 2004 (September 7, 2004)
                                  -------------------------------------------



                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-17962               43-1461763
  ------------------------------      ------------       -----------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.           Material Modifications to Rights of Security Holders.

     The Applebee's International, Inc. shareholder rights plan expired as of the close of business on September 7, 2004. The company has no plans to renew it.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    September 10, 2004                 By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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